EXHIBIT 99
com com BENLYSTA(r) UPDATE Combined Phase 3 Study Results Presented at ACR 2010 November 8, 2010

First Two Positive Phase 3 Trials in Lupus Patient Response at Week 52 % Subjects Generally well tolerated with rates of overall adverse events, serious and/or severe adverse events, all infections, and serious and/or severe infections comparable between BENLYSTA (belimumab) and placebo p=0.0006 p=0.021 BLISS-52 BLISS-76 (10 mg/kg) (10 mg/kg) % Subjects

BENLYSTA Met Primary Endpoint in BLISS-52 and BLISS-76[a]: Pooled Data Analysis[b,c]

- Reduced SLE disease activity
- Improved response rates with even greater differentiation from placebo using higher thresholds for improvement (post hoc analysis)
- Reduced overall and severe SLE flare rates
- Improved disease activity with less worsening across multiple organ systems
- Reduced used of corticosteroids
- Reduced fatigue
- Improved health-related quality of life as measured by SF-36 at Week 52
- Decreased anti-dsDNA levels and increased complement levels
- Generally well tolerated[d]

[a] Patient response rate based on SLE Responder Index at Week 52
[b] Selected data from presentations at 74th Annual Scientific Meeting of American College of Rheumatology (ACR) November 2010
[c] Non-pooled results from the BLISS-52 and BLISS-76 studies were presented at ACR October 2009, EULAR June 2010, and the International Congress on SLE June 2010; summary press releases may be found on the HGS website at www.hgsi.com
[d] See slide #9 for more complete summary of pooled safety data from BLISS-52 and BLISS-76

HGS

3

Pooled SRI Response Rates at Week 52a BLISS-52 and BLISS-76 Combined SOC Plus BLISS-52 and BLISS-76 Combined SOC Plus BLISS-52 and BLISS-76 Combined SOC Plus Placebo n=562 (%) 1 mg/kg n=559 (%) 10 mg/kg n=563 (%) SRI 4b 38.8 46.2 50.6 p value =0.006 <0.0001 SRI 5c 24.9 34.3 38.9 p value <0.001 <0.001 SRI 6c 23.7 32.9 37.5 p value <0.001 <0.001 SRI 7c,d 17.8 N=438d 24.3 N=436d 27.5 N=448d p value <0.01 <0.001 a Selected data from presentations at ACR November 2010 b Primary endpoint (Week 52) c SRI modified based on 5-7 point reduction in SS (post hoc) d Subset of subjects with SS score ^7 at baseline

Additional Disease Activity Data: BLISS 52 and BLISS-76 Combineda,b Greater proportion of subjects in belimumab treatment groups had reduction in SELENA SLEDAI score reduction of at least 4 points by Week 52c 52.8% for belimumab 10 mg/kg, 48.1% for belimumab 1 mg/kg, and 40.9% for placebo (p<0.0001 and p<0.01 for 10 mg/kg and 1 mg/kg belimumab, respectively, vs. placebo)b Improvement of disease activity and less worsening across multiple organ systems in the belimumab groups vs. placebo as assessed by SELENA SLEDAI and BILAG Significantly reduced risk of severe SLE disease flares (SFI) over 52 weeks in belimumab groups Risk reduced by 36% for belimumab 10 mg/kg and by 29% for belimumab 1 mg/kg (p<0.05 for both belimumab doses, vs. placebo)b Greater proportion of subjects in belimumab groups had no new BILAG A (severe) flare and no more than 1 new BILAG B (moderate) flare 75.5% for belimumab 10 mg/kg, 76.7% for belimumab 1 mg/kg, and 69.2% for placebo (p<0.05 and p<0.01 for 10 mg/kg and 1 mg/kg belimumab, respectively, vs. placebo)b a Selected data from presentations at ACR November 2010 b All subjects in BLISS-52 and BLISS-76 received standard therapy in addition to belimumab or placebo c Major secondary endpoint

Additional Disease Activity Data (cont.): BLISS 52 and BLISS-76 Combineda,b Greater proportion of subjects in belimumab treatment groups showed no worsening in Physician's Global Assessment (PGA) at Week 52 74.6% for belimumab 10 mg/kg, 75.8% for belimumab 1 mg/kg, and 66.2% for placebo (p<0.01 and p<0.001 for 10 mg/kg and 1 mg/kg belimumab, respectively, vs. placebo)b A greater improvement in PGA at Weeks 24 and 52 was observed in the belimumab groups Week 52 mean change in PGA from baseline: of 37.8% for belimumab 10 mg/kg, 36.7% for belimumab 1 mg/kg, and 27.1% for placebo (p<0.001 and p<0.01 for 10 mg/kg and 1 mg/kg belimumab, respectively, vs. placebo)b Week 24 mean change in PGA from baseline: 32.3% for belimumab 10 mg/kg (p<0.01), 28.8% for belimumab 1 mg/kg (p=NS), and 24.3% for placebob a Selected data from presentations at ACR November 2010 b All subjects in BLISS-52 and BLISS-76 received standard therapy in addition to belimumab or placebo

Steroid Use Data: BLISS 52 and BLISS-76 Combineda,b A greater proportion of subjects in the belimumab groups had their average steroid dose reduced during Weeks 40-52 by at least 25% from baseline to 7.5 mg per day or lessc 18.2% for belimumab 10 mg/kg, 20.1%% for belimumab 1 mg/kg, and 12.3% for placebo (p=0.045 and p=0.0097 for 10 mg/kg and 1 mg/kg belimumab, respectively, vs. placebo); although this difference was significant for the combined data, it did not reach the level of statistical significance in BLISS-52 or BLISS-76 individuallyb Among subjects receiving steroids at a prednisone-equivalent dose of less than 7.5 mg per day at baseline, a lower proportion of subjects in the belimumab groups had their average steroid dose increased to >7.5 mg per day by Week 52 10.9% for belimumab 10 mg/kg, 13.8% for belimumab 1 mg/kg, and 18.0% for placebo (p<0.05 and p=0.28 for belimumab 10 mg/kg and 1 mg/kg, respectively, vs. placebo)b a Selected data from presentations at ACR November 2010 b All subjects in BLISS-52 and BLISS-76 received standard therapy in addition to belimumab or placebo c Major secondary endpoint

Effect on Protective Immune Response* In the BLISS-76 study, treatment with belimumab plus standard therapy did not significantly affect the ability of SLE patients to maintain a protective immune response to previous anti-pneumococcal, anti-tetanus and anti-influenza vaccines at Week 52 These results are consistent with data showing preservation of T cells and B cells in the belimumab groups *Selected data from presentations at ACR November 2010

Combined Phase 2 and 3 Safety Results* Belimumab was generally well tolerated based on data from more than 2200 SLE patients and nearly 4000 patient-years of exposure. All patients were receiving a wide range of routine SLE therapies, including corticosteroids, antimalarials, and/or immunosuppressants. Types of adverse events were similar in patients receiving belimumab 10 mg/kg or 1 mg/kg or placebo. Adverse event rates were similar between groups when adverse events were categorized by severity, seriousness, or discontinuation of study agent. Rates of infusion reactions were slightly higher with belimumab vs. placebo; the majority of cases were mild to moderate and manageable with routine treatments. Rates of serious and/or severe infections were comparable across treatment groups: 5.9% for belimumab 10 mg/kg, 7.3% for belimumab 1 mg/kg, and 6.7% for placebo. No pattern of malignancies was identified in the belimumab groups. The malignancy rate across the Phase 2 and 3 placebo-controlled population was 0.20 per 100 patient years for belimumab (1516 patient-years) and 0.29 per 100 patient years for placebo (692 patient-years). A total of 15 deaths were reported across the Phase 2 and 3 placebo-controlled population (6, 6 and 3 for belimumab 10 mg/kg, belimumab 1 mg/kg and placebo groups, respectively). The mortality rate across the Phase 2 and 3 placebo-controlled SLE population was 0.79 per 100 patient years for belimumab (1516 patient-years) and 0.43 per 100 patient years for placebo (692 patient-years). The mortality rate across the entire clinical program for belimumab (SLE and rheumatoid arthritis) was comparable to placebo (0.56 per 100 patient years for belimumab and 0.54 per 100 patient-years for placebo). No pattern of mortality rate or causes of death was seen. * Selected data from presentations at ACR November 2010

Belimumab Scientific Sessions ACR Annual Scientific Meeting 2010, Atlanta Belimumab, a BLyS-specific inhibitor, reduced disease activity and severe flares in seropositive SLE Patients: BLISS-76 study results through wk 76. Furie R, et al, Oral #1454. Belimumab, a BLyS-specific inhibitor, reduced disease activity across multiple organ domains: combined efficacy results from the Phase 3 BLISS-52 and BLISS-76 studies. Manzi S, et al, Oral #1456. Five-year experience with belimumab, a BLyS-specific inhibitor, in patients with systemic lupus erythematosus (SLE). Merrill J, et al, Oral #1457. Belimumab, a BLyS-specific inhibitor, reduced corticosteroid use in patients with active SLE from the Phase 3 BLISS-52 and BLISS-76 studies. van Vollenhoven RF, et al, Poster #451. Belimumab, a BLyS-specific inhibitor, reduced disease activity, flares, and prednisone use in patients with seropositive SLE: combined efficacy results from the Phase 3 BLISS-52 and -76 studies. Petrie M, et al, Poster #452. Effect of belimumab , a B-lymphocyte stimulator-specific inhibitor, on functional antibodies to pneumococcal, tetanus and influenza vaccines. Chatham W, et al, Poster #457. Belimumab, a BLyS-specific inhibitor, significantly reduced autoantibodies, normalized low complement, and reduced selected B-cell populations in patients with seropositive systemic lupus erythematosus (SLE). Stohl W, et al, Poster #1146. Safety profile of belimumab, a BLyS-specific inhibitor, in patients with active systemic lupus erythematosus (SLE): pooled data from Phase 2 and 3 studies. Wallace D, et al, Poster #1172. Belimumab, a BLyS-specific inhibitor, improved fatigue and SF-36 physical and mental component summary scores inpatients with SLE: BLISS-52 and -76 studies. Strand V, et al, Poster #1848.